DIRECTORS
Francis E. Jeffries, Chairman
E. Virgil Conway
William W. Crawford
William N. Georgeson
Philip R. McLoughlin
Eileen A. Moran
Everett L. Morris
Richard A. Pavia
Harry Dalzell-Payne
OFFICERS
Calvin J. Pedersen
President & Chief Executive Officer
Dennis A. Cavanaugh
Senior Vice President, Chief Investment Officer & Assistant Treasurer Thomas N. Steenburg
Secretary
Forest D. Richardson
Treasurer & Assistant Secretary
INVESTMENT ADVISER
Duff & Phelps Investment Management Co.
55 East Monroe Street
Chicago, IL 60603
(312) 541-5555
ADMINISTRATOR
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095
(800) 688-0928
CUSTODIAN AND TRANSFER AGENT
The Bank of New York
P.O. Box 11258
Church Street Station
New York, NY 10286
(800) 524-4458
INDEPENDENT AUDITORS
Ernst & Young LLP
233 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, IL 60606

The accompanying financial statements as of June 30, 1997 were not audited and, accordingly, no opinion is expressed on them.
This report is for stockholder information.
This is not a prospectus intended for use in the purchase or sale of Trust shares.
Duff & Phelps Utility and Corporate Bond Trust Inc.
55 East Monroe Street
Chicago, IL 60603

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1997

                                 DUFF & PHELPS
                                  UTILITY AND
                                   CORPORATE
                                   BOND TRUST

DUFF & PHELPS UTILITY AND

CORPORATE BOND TRUST

DEAR FELLOW SHAREHOLDERS:

    For the first six months of 1997, the Lehman Brothers Aggregate Index, which is a good proxy for the domestic, investment grade bond market, had a modest total rate of return of 3.09 percent. In comparison, the Fund's common stock had a six month price appreciation of 31.25 cents and, when combined with the six month dividend payout of 58.80 cents, the common stock had a total rate of return of 6.99 percent. The common stock return excludes the reinvestment of dividends. In addition, based on the price of the common stock at the end of the period of $13.1875, the monthly dividend of 9.8 cents provided an annual dividend yield of 8.92 percent. Lastly, the price discount of the common stock from the Fund's net asset value declined from 6.70 percent at the end of 1996 to
3.18 percent at the end of June. The NAV declined 18 cents for the six month period and closed June 30, 1997 at $13.62.

    The fixed income markets opened 1997 in a state of nervous agitation as they braced for what was feared would be an onslaught of economic reports suggesting continued strong growth. The economy ended 1996 with a full head of steam as the fourth quarter's annualized growth rate rose 3.8 percent, which was well above the Federal Reserve's non-inflation growth target of approximately 2.25 percent. In addition, the new year got off to a rousing start as employment growth exceeded the market's expectations, along with a decline in the unemployment rate which was already thought to be low by historical standards. The continued growth in employment, combined with good income growth and strong consumer confidence, gave an extra boost to the Fed's concern that excess economic growth could eventually lead to increasing pressures on inflation. This inflation linkage seemed especially close to the mark as average hourly earnings for all of 1996 was reported to have risen 3.8 percent, which was the highest annual increase since 1990. The market's reaction was swift as longer-dated U.S. Treasury yields were pushed to 6.92 percent by late January, which was 29 basis points above the year-end level.

    As would prove to be the case for most of the first half, the fixed income markets would be buffeted by alternating signs of strong economic data only to be followed by signs of weak data. For example, one week after the fixed income markets were exposed to the high average hourly earnings report, the Bureau of Labor Statistics announced that the 1996 Employment Cost Index (ECI) rose a modest 2.9 percent. The ECI is thought to be a more meaningful gauge of employment costs since it includes benefits as well as wages. This report, combined with a slowing in retail sales, moderating trends in housing, moderate inflation and no Fed tightening in early February, helped push longer-dated Treasury yields to a mid-February low of 6.52 percent.

    As the first quarter wore on, however, Federal Reserve Chairman Alan Greenspan warned the markets that the Fed stood ready to preemptively tighten monetary policy to prevent inflationary pressures from gaining a foothold. Needless to say, the fixed income markets acted in a predictable manner when the federal funds rate was hiked 25 basis points in late March. As a result of the tightening of monetary policy, plus signs of accelerating economic growth, longer-dated Treasury yields reached their first half high point of 7.17 percent in mid April. From that point forward, economic growth began slowing from the first quarter's annual growth rate of 5.9 percent, inflation remained moderate and the Federal Open Market Committee decided for the second time to leave monetary policy unchanged. As a result, longer-dated U.S. Treasury yields began to decline and ended the second quarter yielding 6.78 percent which was 14 basis points above its year-end level of 6.63 percent.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    To those of you receiving dividends in cash, we urge you to consider taking advantage of the dividend reinvestment plan available to all registered shareholders of the Trust. Under the plan, the Trust absorbs all administrative costs (except brokerage commissions, if any) so that the total amount of your dividends and other distributions may be reinvested in additional shares of the Trust. Additional information about the plan is available from The Bank of New York, 1-800-524-4458. Also, the Trust has a cash purchase plan which permits participants to purchase shares directly from the Plan Agent. For more details, please turn to page 14.

    We appreciate your investment in Duff & Phelps Utility and Corporate Bond Trust Inc. and look forward to continuing our service to you.

Sincerely,


Francis E. Jeffries, CFA                 Calvin J. Pedersen
Chairman                                 President and Chief Executive Officer

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1997
                                  (UNAUDITED)


                                                                  RATINGS
PRINCIPAL                                               ---------------------------     MARKET
AMOUNT                                                  DUFF &             STANDARD   VALUE (NOTE
 (000)                        DESCRIPTION               PHELPS   MOODY'S   & POOR'S       1)
-------          -------------------------------------  ------   -------   --------   -----------

                 / / LONG-TERM INVESTMENTS--135.4%
                 U.S. GOVERNMENT AND AGENCY OBLIGATIONS--32.3%
                 Government National Mortgage
                 Association
                 Pass-Through Certificates,
$ 3,849          8.00%, 7/15/23.......................  AAA      Aaa       AAA        $ 3,958,603
  7,948          8.00%, 8/15/23.......................  AAA      Aaa       AAA          8,173,426
  3,746          8.00%, 5/15/24.......................  AAA      Aaa       AAA          3,840,778
  1,886          7.00%, 3/15/26.......................  AAA      Aaa       AAA          1,851,339
  4,994          7.50%, 5/15/26.......................  AAA      Aaa       AAA          5,007,589
 24,512          8.50%, 8/15/26.......................  AAA      Aaa       AAA         25,469,559
                 U.S. Treasury Bonds,
 12,900          10.750%, 2/15/03.....................  AAA      Aaa       AAA         15,492,126
 40,000          10.375%, 11/15/12....................  AAA      Aaa       AAA         50,774,800
                                                                                      -----------
                                                                                      114,568,220
                 TOTAL U.S. GOVERNMENT AND AGENCY                                     -----------
                 OBLIGATIONS
                 (cost $115,761,380)..................

                 BONDS--103.1%
                 FINANCIAL--5.9%
 10,000          American Express Co.,
                 8.625%, 5/15/22......................  AA-      A1        A+          10,195,700
 10,000          General Motors Acceptance Corp.,
                 8.50%, 1/01/03.......................  A-       A3        A-          10,725,000
                                                                                      -----------
                                                                                       20,920,700
                                                                                      -----------
                 INDUSTRIAL--48.6%
 15,000          Dayton Hudson Corp.,
                 8.50%, 12/01/22......................  A-       Baa1      BBB+        15,299,550
 10,000          Ford Motor Co.,
                 8.875%, 1/15/22......................  A+       A1        A+          11,366,400
                 Georgia Pacific Corp.,
 10,000          9.625%, 3/15/22......................  BBB      Baa2      BBB-        10,892,800
  3,000          8.625%, 4/30/25......................  BBB      Baa2      BBB-         3,083,850
 10,250          McDonnell Douglas Corp.,
                 9.75%, 4/01/12.......................  A-       Baa1      A-          12,552,970

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 JUNE 30, 1997
                                  (UNAUDITED)


                                                                  RATINGS
PRINCIPAL                                               ---------------------------     MARKET
AMOUNT                                                  DUFF &             STANDARD   VALUE (NOTE
 (000)                        DESCRIPTION               PHELPS   MOODY'S   & POOR'S       1)
-------          -------------------------------------  ------   -------   --------   -----------

$ 5,000          Occidental Petroleum Corp.,
                 8.75%, 1/15/23.......................  BBB+     Baa2      BBB        $ 5,505,250
 15,000          Phillips Petroleum Co.,
                 8.49%, 1/01/23.......................  BBB+     A3        A-          15,628,500
  9,000          Ralston Purina Co.,
                 8.125%, 2/01/23......................  BBB+     Baa1      A-           9,401,760
 10,000          Sears Roebuck and Co.,
                 9.375%, 11/01/11.....................  A        A2        A-          11,814,500
  5,000          Sun Company, Inc.,
                 9.00%, 11/01/24......................  BBB      Baa3      BBB          5,585,350
 14,700          Tele-Communications, Inc.,
                 9.80%, 2/01/12.......................  BB+      Ba1       BBB-        16,825,473
 10,000          Tenneco, Inc.,
                 9.20%, 11/15/12......................  BBB-     Baa1      BBB         11,451,500
                 Time Warner Entertainment Company,
                 L.P.,
  5,000          10.15%, 5/01/12......................  BBB-     Baa3      BBB-         6,066,450
  5,000          8.875%, 10/01/12.....................  BBB-     Baa3      BBB-         5,516,700
  7,000          Time Warner Inc.,
                 9.15%, 2/01/23.......................  BBB-     Ba1       BBB-         7,731,430
 10,000          Trans-Canada Pipelines,
                 9.875%, 1/01/21......................  A-       A2        A-          12,395,200
                 USX Corp.,
  5,000          9.375%, 2/15/12......................  BBB      Baa2      BBB-         5,770,300
  5,000          8.50%, 3/01/23.......................  BBB      Baa3      BBB-         5,287,450
                                                                                      -----------
                                                                                      172,175,433
                                                                                      -----------
                 TELEPHONE--12.8%
  5,000          AT&T Corp.,
                 8.625%, 12/01/31.....................  AA+      Aa3       AA-          5,269,700
 10,000          Bell Canada Inc.,
                 9.50%, 10/15/10......................  A+       A2        A+          11,983,700
 10,000          MCI Communications Corp.,
                 8.25%, 1/20/23.......................  A        A2        A           10,434,800
  5,000          New York Telephone Co.,
                 8.625%, 11/15/10.....................  A        A2        A+           5,604,050
 10,125          Sprint Corp.,
                 9.25%, 4/15/22.......................  A        A3        A-          12,011,692
                                                                                      -----------
                                                                                       45,303,942
                                                                                      -----------


    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 JUNE 30, 1997
                                  (UNAUDITED)


                                                                  RATINGS
PRINCIPAL                                               ---------------------------     MARKET
AMOUNT                                                  DUFF &             STANDARD   VALUE (NOTE
 (000)                        DESCRIPTION               PHELPS   MOODY'S   & POOR'S       1)
-------          -------------------------------------  ------   -------   --------   -----------

                 UTILITIES--ELECTRIC--35.8%
$10,000          Arizona Public Service Co.,
                 8.00%, 2/01/25.......................  BBB+     Baa2      BBB        $ 9,934,200
 10,000          Boston Edison Co.,
                 7.80%, 3/15/23.......................  BBB+     Baa2      BBB          9,593,900
  5,000          Connecticut Light & Power Co.,
                 8.50%, 6/01/24.......................  BBB+     Ba1       BB+          5,031,300
                 Dayton Power & Light Co.,
  5,000          8.40%, 12/01/22......................  AA       Aa3       AA-          5,144,150
  6,000          8.15%, 1/15/26.......................  AA       Aa3       AA-          6,162,600
  3,000          Houston Lighting & Power Co.,
                 7.75%, 3/15/23.......................  A+       A3        A-           2,904,090
 15,000          Hydro-Quebec,
                 8.40%, 1/15/22.......................  AA       A2        A+          16,229,700
  5,000          Illinois Power Co.,
                 8.00%, 2/15/23.......................  BBB+     Baa1      BBB          5,000,600
 10,000          Mississippi Power & Light Co.,
                 8.65%, 1/15/23.......................  BBB      Baa2      BBB          9,795,500
 10,000          Pacific Gas & Electric Co.,
                 8.25%, 11/01/22......................  A        A1        A+          10,403,500
 10,000          Peco Energy Co.,
                 8.25%, 9/01/22.......................  BBB+     Baa1      BBB+         9,970,400
  5,000          Pennsylvania Power & Light Co.,
                 8.50%, 5/01/22.......................  A        A3        A-           5,243,150
  9,477          Public Service Electric & Gas Co.,
                 8.50%, 6/01/22.......................  A        A3        A-           9,709,945
  5,000          Tennessee Valley Authority,
                 8.625%, 11/15/29 Pound...............  AAA      Aaa       AAA          5,352,000
  5,000          Texas Utilities Electric Co.,
                 9.750%, 5/01/21......................  BBB      Baa1      BBB+         5,576,750
 10,000          8.875%, 2/01/22......................  BBB      Baa1      BBB+        10,650,900
                                                                                      -----------
                                                                                      126,702,685
                                                                                      -----------
                                                                                      365,102,760
                 TOTAL BONDS (cost $359,846,805)......
                                                                                      -----------
                                                                                      479,670,980
                 TOTAL LONG TERM INVESTMENTS
                 (cost $475,608,185)..................
                                                                                      -----------


    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                                 JUNE 30, 1997
                                  (UNAUDITED)



PRINCIPAL                                                                MARKET
 AMOUNT                                                                VALUE (NOTE
  (000)                            DESCRIPTION                             1)
---------   ---------------------------------------------------------  -----------

            / / SHORT-TERM INVESTMENTS--24.1%
            COMMERCIAL PAPER--2.1%
$   2,300   Ford Motor Credit Corp., 5.647%, 7/30/97.................  $ 2,300,000
    1,300   Ford Motor Credit Corp., 5.60%, 8/28/97..................    1,300,000
    3,983   International Securitization Corp., 5.6245%, 7/15/97.....    3,982,578
                                                                       -----------
                                                                         7,582,578
                                                                       -----------



             REPURCHASE AGREEMENTS--21.7%
     66,444  Repurchase agreement with Goldman, Sachs & Co., 5.50%, acquired on 6/23/97 and due 7/01/97 (collateralized by Federal National
               Mortgage Association, 6.25% to 7.00%, 7/25/18 to 1/25/23, value
               $66,492,412)...................................................     66,444,450
      1,000  Repurchase agreement with C.S. First Boston Corp., 6.35%, acquired on 4/23/97 and due 7/01/97 (collateralized by Federal
               Home Loan Mortgage Corporation, 7.00%, 11/01/26, value
               $1,002,545)....................................................      1,000,000
      9,399  Repurchase agreement with C.S. First Boston Corp., 6.025%, acquired on 6/30/97 and due 7/02/97 (collateralized by Federal
               National Mortgage Association, 5.914%, 7/25/23, value
               $9,462,053)....................................................      9,399,000
                                                                                -------------
                                                                                   76,843,450
                                                                                -------------



             MASTER NOTE--0.3%
      1,000  Metropolitan Life Insurance Co., 5.7614%@, due 4/01/98...........      1,000,000
                                                                                -------------
             TOTAL SHORT TERM INVESTMENTS
             (cost $85,426,028)...............................................     85,426,028
                                                                                -------------
             TOTAL INVESTMENTS--159.5%
             (cost $561,034,213) (Note 3).....................................    565,097,008
             Liabilities, less cash and
             other assets--(59.5%)............................................   (210,840,332)
                                                                                -------------
             NET ASSETS--100%.................................................  $ 354,256,676
                                                                                -------------
                                                                                -------------

----------------------------
  Pound This security is also a U.S. Government Agency obligation. @ Rate in effect at June 30, 1997.

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1997
                                  (UNAUDITED)


ASSETS
Investments, at value (cost $561,034,213)......................   $565,097,008
Cash...........................................................      1,680,108
Interest receivable............................................     10,262,199
Prepaid assets.................................................         54,853
Deferred organization expenses.................................          5,809
                                                                  ------------
    Total assets...............................................    577,099,977
                                                                  ------------
LIABILITIES
Commercial paper (Note 5)......................................    140,727,939
Payable upon return of securities loaned (Note 4)..............     81,826,028
Investment advisory fee payable (Note 2).......................        148,164
Administrative fee payable (Note 2)............................         44,449
Accrued expenses and other liabilities.........................         96,721
                                                                  ------------
    Total liabilities..........................................    222,843,301
                                                                  ------------
NET ASSETS.....................................................   $354,256,676
                                                                  ------------
                                                                  ------------
CAPITAL
Common stock, $.01 par value, 600,000,000 shares authorized,
  26,015,314 shares issued and outstanding (Note 6)............   $    260,153
Additional paid-in capital.....................................    366,422,283
Distributions in excess of net investment income...............     (1,330,941)
Accumulated net realized loss on investment transactions.......    (15,157,614)
Net unrealized appreciation on investments.....................      4,062,795
                                                                  ------------
NET ASSETS.....................................................   $354,256,676
                                                                  ------------
                                                                  ------------
Net asset value per share of common stock:
  ($354,256,676L26,015,314 shares of common stock issued and
  outstanding).................................................   $      13.62
                                                                  ------------
                                                                  ------------


    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                            STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997
                                  (UNAUDITED)


INVESTMENT INCOME
  Interest income..............................................   $ 19,637,621
  Security lending fee income..................................         47,962
                                                                  ------------
    Total investment income....................................     19,685,583
                                                                  ------------
EXPENSES
  Investment advisory fee (Note 2).............................        874,764
  Administrative fee (Note 2)..................................        262,429
  Commercial paper fees........................................        134,709
  Directors' fees..............................................         87,049
  Commission expense--commercial paper.........................         71,897
  Transfer agent fee and expenses..............................         60,002
  Professional fees............................................         38,134
  Custodian fee and expenses...................................         26,331
  Reports to shareholders......................................         16,820
  Registration fee.............................................         16,037
  Insurance....................................................         10,685
  Amortization of deferred organization expenses (Note 1)......          4,956
  Miscellaneous................................................          1,776
                                                                  ------------
  Total operating expenses (before interest expense)...........      1,605,589
  Interest expense--commercial paper (Note 5)..................      3,953,754
                                                                  ------------
    Total expenses.............................................      5,559,343
                                                                  ------------
         Net investment income.................................     14,126,240
                                                                  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investment transactions.................      2,510,355
  Net change in unrealized appreciation on investments.........     (6,023,631)
                                                                  ------------
    Net realized and unrealized loss on investments............     (3,513,276)
                                                                  ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........   $ 10,612,964
                                                                  ------------
                                                                  ------------


    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                            STATEMENT OF CASH FLOWS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997
                                  (UNAUDITED)


INCREASE (DECREASE) IN CASH
Cash flows provided by (used for) operating activities:
    Interest received.........................................   $  19,348,641
    Expenses paid.............................................      (1,662,472)
    Interest expense paid.....................................      (3,730,800)
    Purchase of long-term portfolio investments...............     (42,963,218)
    Proceeds from sale of long-term portfolio investments.....      45,770,906
    Net purchases in excess of proceeds from sales of
short-term portfolio investments..............................     (40,608,528)
                                                                 -------------
    Net cash used for operating activities....................     (23,845,471)
                                                                 -------------
Cash flows provided by (used for) financing activities:
    Net cash provided by securities loaned....................      39,438,528
    Net cash used for commercial paper........................        (924,768)
    Cash dividends paid to shareholders.......................     (15,297,012)
                                                                 -------------
    Net cash provided by financing activities.................      23,216,748
                                                                 -------------
Net decrease in cash..........................................        (628,723)
Cash at beginning of period...................................       2,308,831
                                                                 -------------
Cash at end of period.........................................   $   1,680,108
                                                                 -------------
                                                                 -------------

RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH USED FOR OPERATING ACTIVITIES
Net increase in net assets resulting from operations..........   $  10,612,964
                                                                 -------------
    Increase in investments...................................     (37,800,840)
    Net realized gain on investments transactions.............      (2,510,355)
    Net change in unrealized appreciation on investments......       6,023,631
    Increase in interest receivable...........................        (336,056)
    Increase in commercial paper discount.....................         222,954
    Accretion of discount.....................................            (886)
    Amortization of deferred organization expenses............           4,956
    Increase in prepaid assets................................         (11,573)
    Decrease in investment advisory fee payable...............          (3,009)
    Decrease in administrative fee payable....................            (903)
    Decrease in accrued expenses and other liabilities........         (46,354)
                                                                 -------------
         Total adjustments....................................     (34,458,435)
                                                                 -------------
Net cash used for operating activities........................   $ (23,845,471)
                                                                 -------------
                                                                 -------------


    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                      STATEMENTS OF CHANGES IN NET ASSETS


                                                 FOR THE
                                            SIX MONTHS ENDED            FOR THE
                                              JUNE 30, 1997           YEAR ENDED
                                               (UNAUDITED)         DECEMBER 31, 1996
                                           -------------------    -------------------

OPERATIONS
  Net investment income.................   $         14,126,240   $         28,660,107
  Net realized gain on investment
    transactions........................              2,510,355              1,140,157
  Net change in unrealized appreciation
    on investments......................             (6,023,631)           (28,144,218)
                                           -------------------    -------------------
  Net increase in net assets resulting
    from operations.....................             10,612,964              1,656,046
                                           -------------------    -------------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM
  Dividends from net investment
  income................................            (13,966,071)           (28,044,517)
  Distributions in excess of net
    investment income...................             (1,330,941)                    --
                                           -------------------    -------------------
  Net decrease in net assets resulting
    from dividends and distributions....            (15,297,012)           (28,044,517)
                                           -------------------    -------------------
  Total decrease........................             (4,684,048)           (26,388,471)
NET ASSETS
  Beginning of period...................            358,940,724            385,329,195
                                           -------------------    -------------------
  End of period.........................   $        354,256,676   $        358,940,724
                                           -------------------    -------------------
                                           -------------------    -------------------


    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                              FINANCIAL HIGHLIGHTS


                                                                                                          FOR THE
                                                 FOR THE                                                  PERIOD
                                                SIX MONTHS      FOR THE       FOR THE       FOR THE     JANUARY 29,
                                                  ENDED       YEAR ENDED    YEAR ENDED    YEAR ENDED     1993* TO
                                                 JUNE 30,      DECEMBER      DECEMBER      DECEMBER      DECEMBER
                                                   1997           31,           31,           31,           31,
                                               (UNAUDITED)       1996          1995          1994          1993
                                               ------------   -----------   -----------   -----------   -----------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........  $       13.80  $      14.81  $      12.18  $      14.78  $      14.06**
                                               ------------   -----------   -----------   -----------   -----------
 Net investment income.......................           0.54          1.10          1.09          1.18          1.08
 Net realized and unrealized gain (loss) on
   investment transactions...................          (0.13)        (1.03)         2.72         (2.60)         0.76
                                               ------------   -----------   -----------   -----------   -----------
Net increase (decrease) from investment
 operations..................................           0.41          0.07          3.81         (1.42)         1.84
                                               ------------   -----------   -----------   -----------   -----------
Dividends from net investment income.........          (0.54)        (1.08)        (1.11)        (1.18)        (1.06)
Distributions in excess of net investment
 income......................................          (0.05)           --         (0.07)           --            --
Distributions from realized gains on
 investments.................................             --            --            --            --         (0.06)
                                               ------------   -----------   -----------   -----------   -----------
Total dividends and distributions............          (0.59)        (1.08)        (1.18)        (1.18)        (1.12)
                                               ------------   -----------   -----------   -----------   -----------
Net asset value, end of period***............  $       13.62  $      13.80  $      14.81  $      12.18  $      14.78
                                               ------------   -----------   -----------   -----------   -----------
                                               ------------   -----------   -----------   -----------   -----------
Per share market value, end of period***.....  $     13.1875  $     12.875  $     13.875  $     11.125  $      14.25
                                               ------------   -----------   -----------   -----------   -----------
                                               ------------   -----------   -----------   -----------   -----------
TOTAL INVESTMENT RETURN+.....................           7.06%         0.69%        36.21%       (14.19)%        2.33%
RATIOS TO AVERAGE NET ASSETS:
Operating expenses...........................           0.80%****++   0.80%****     0.78%****     0.78%****     0.73%++
Commercial paper expenses....................           2.38%++        2.30%        2.52%         1.46%           --
Net investment income........................           8.07%++        8.02%        7.92%         8.87%         7.87%++
SUPPLEMENTAL DATA:
Portfolio turnover...........................              9%           13%            5%          149%          282%
Net assets, end of period (000)..............  $     354,257  $    358,941  $    385,329  $    316,842  $    407,994

----------------------------

  * Commencement of investment operations.
 ** Net of offering costs of $(0.04) and underwriting discount of $(0.90).
 *** Net asset value and market value are published in The Wall Street Journal each Monday.
**** Exclusive of commercial paper expenses.
  + Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Brokerage commissions are not reflected. Total returns for periods of less than one full year are not annualized.
 ++ Annualized.

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 1997 (UNAUDITED)

   Duff & Phelps Utility and Corporate Bond Trust Inc. (the 'Trust') was organized in Maryland on November 23, 1992 as a diversified, closed-end management investment company. The Trust had no operations until December 15, 1992 when it sold 8,000 shares of common stock for $112,800 to Phoenix Duff & Phelps Corporation. Investment operations commenced on January 29, 1993.

   The Trust's investment objective is to seek high current income consistent with investing in securities of investment grade quality. The Trust seeks to achieve its investment objective by investing substantially all of its assets in a diversified portfolio of Utility Income Securities, Corporate Income Securities, Mortgage-Backed Securities and Asset-Backed Securities. The ability of the issuers of the securities held by the Trust to meet their obligations may be affected by economic developments in a specific state, industry or region.

   On June 14, 1995, Duff & Phelps Investment Management Co. (the 'Adviser') entered into a merger agreement with PM Holdings, Inc. A successor investment advisory agreement was submitted to and approved by Trust shareholders at a special meeting held on September 7, 1995. The merger closed on November 1, 1995.

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

SECURITY VALUATION: The Trust values its fixed-income securities by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments with similar characteristics in accordance with procedures established by the Board of Directors of the Trust. Exchange-traded options are valued at the last reported sale price, or if no sales are reported, at the mean between last reported bid and asked prices. Non-exchange traded options are valued using a mathematical model. The relative illiquidity of some securities in the Trust's portfolio may adversely affect the ability of the Trust to accurately value such securities. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   Debt securities having a remaining maturity of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Trust accretes original issue discount on securities using the effective interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income and capital gains, if any, to shareholders to qualify as a regulated investment company. For this reason, no Federal income tax provision is required. For Federal income tax purposes, the Trust had a capital loss carryforward of $17,667,969 at December 31, 1996, of which $12,885,557 expires in 2002 and $4,782,412 expires in 2003, if not offset by subsequent capital gains.

DIVIDENDS AND DISTRIBUTIONS: The Trust will declare and pay dividends to shareholders monthly from net investment income. Capital gains, if any, are expected to be distributed annually unless the Trust nets them against capital loss carryforwards. Dividends and distributions are recorded on the ex-dividend date. Distributions in excess of net investment income result from temporary book-to-tax differences.

DEFERRED ORGANIZATION COSTS: A total of $50,000 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Trust commenced investment operations.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust foregoes principal and interest paid on the securities.

REPURCHASE AGREEMENTS: Repurchase agreements are fully collateralized by U.S. Treasury or Government Agency securities. All collateral is held through the Trust's custodian and is monitored daily so that its market value exceeds the carrying value of the repurchase agreement.

USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS

   The Trust has an Advisory Agreement with the Adviser, a subsidiary of Phoenix Duff & Phelps Corporation, and an Administration Agreement with Princeton Administrators, L.P. (the 'Administrator').

   The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of .50% of the Trust's average weekly net assets. The administrative fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of .15% of the Trust's average weekly net assets, subject to a monthly minimum of $12,500.

   Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of directors and officers of the Trust who are full-time employees of the Adviser. The Administrator pays certain occupancy, clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO SECURITIES

   For the six months ended June 30, 1997, the Trust had purchases of $42,963,218 and sales of $45,770,906 of investment securities, other than short-term investments. For the six months ended June 30, 1997, the Trust had no purchases or sales of U.S. Government securities.

   The Federal income tax basis of the Trust's investments at June 30, 1997 was $561,034,213, and accordingly, net unrealized appreciation aggregated $4,062,795, of which $9,368,320 related to appreciated securities and $5,305,525 related to depreciated securities.

NOTE 4. SECURITY LENDING

   The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of fee income. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

   As of June 30, 1997, the Trust's custodian held cash and short-term investments having an aggregate value of $81,826,028 as collateral for portfolio securities loaned having a market value of $79,742,101.

NOTE 5. COMMERCIAL PAPER

   As of June 30, 1997, $143,000,000 of commercial paper was outstanding with an amortized cost of $140,727,939. The average discount rate of commercial paper outstanding at June 30, 1997 was 5.66%. The average daily balance of commercial paper outstanding for the six months ended June 30, 1997 was $143,000,000 at a weighted average discount rate of 5.58%. The maximum amount of commercial paper outstanding at any time during the six months was $143,000,000. In conjunction with the issuance of the commercial paper, the Trust entered into a line of credit arrangement with a bank for $75,000,000. During the six months ended June 30, 1997, there were no borrowings under this arrangement.

NOTE 6. CAPITAL

   There are 600,000,000 shares of $.01 par value common stock authorized. Of the 26,015,314 shares of common stock outstanding at June 30, 1997, Phoenix Duff & Phelps Corporation owned 11,731 shares.

                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

   Common shareholders are automatically enrolled in the Trust's Dividend Reinvestment and Cash Purchase Plan (the 'Plan'). Under the Plan, all distributions to Common shareholders of dividends and capital gains will automatically be reinvested by The Bank of New York (the 'Plan Agent'), in additional shares of Common Stock of the Trust unless an election is made to receive distributions in cash. The Plan Agent will effect purchases of shares of Common Stock under the Plan in the open market. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Trust's custodian, as dividend disbursing agent.

   The Plan Agent serves as agent for the Common shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy shares of Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Stock, resulting in the acquisition of fewer shares of Common Stock than if the dividend or distribution had been paid in Common Stock issued by the Trust.

   The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions (or equivalent purchase costs) incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions and with voluntary additional share investments. There are no other charges to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions (or equivalent purchase costs) as described above.

   The Plan also permits Plan participants to periodically purchase additional common shares through the Plan by delivering to the Plan Agent a check for at least $100, but not more than $1,000 in any month. The Plan Agent will use the funds to purchase shares in the open market or in private transactions as described above with respect to reinvestment of dividends and distributions. Purchases made pursuant to the Plan will be made commencing at the time of the first dividend or distribution payment following the second business day after receipt of the funds for additional purchases, and may be aggregated with purchases of shares for reinvestment of the dividends and distributions. Shares will be allocated to the accounts of participants purchasing additional shares at the average price per share, plus a service charge imposed by the Plan Agent and brokerage commissions (or equivalent purchase costs) paid by the Plan Agent for all shares purchased by it, including for reinvestment of dividends and distributions. Checks drawn on a foreign bank are subject to collection and collection fees, and will be invested at the time of the next distribution after funds are collected by the Plan Agent.

   The Plan Agent will make every effort to invest funds promptly, and in no event more than 30 days after the Plan Agent receives a dividend or distribution, except where postponement is deemed necessary to comply with applicable provisions of the federal securities laws.

   Funds sent to the Plan Agent for voluntary additional share investment may be recalled by the participant by written notice received by the Plan Agent not later than two business days before the next distribution payment date. If for any reason a regular monthly distribution is not paid by the Trust, funds for voluntary additional share investment will be returned to the participant, unless the participant specifically directs that they continue to be held by the Plan Agent for subsequent investment.

   Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Trust shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent dividends and distributions in cash. Elections will only be effective for dividends and distributions declared after, and with a record date of at least ten days after, such elections are received by the Plan Agent. There is no penalty for non-participation in or withdrawal from the Plan, and shareholders who have withdrawn from the Plan may rejoin it at any time.

   The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

   Shareholders whose Common Stock is held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

   In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan.

   The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions.

   Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all participants in the Plan at least 90 days before the record date for the dividend or distribution. The Plan may also be amended or terminated by the Plan Agent by at least 90 days' written notice to all participants in the Plan. All questions concerning the Plan should be directed to the Plan Agent by calling 1-800-524-4458.
                                 PROXY RESULTS
At the May 27, 1997 annual meeting of shareholders, the Duff & Phelps Utility and Corporate Bond Trust Inc. shareholders voted on and approved the following proposals. The description of the proposals and number of shares voted are as follows:


-------------------------------------------------------------------------------------------------------
                                                                                 SHARES       WITHHOLD
                                                                               VOTED FOR     AUTHORITY
-------------------------------------------------------------------------------------------------------

1. To elect five directors to serve until the Annual Meeting in the years indicated below or until their successors are duly elected and qualified:
  William N. Georgeson (1999)                                                  21,943,934       276,199
                        Francis E. Jeffries (1999)                             21,953,099       267,034
                        Eileen A. Moran (1999)                                 21,889,779       330,354
                        Harry Dalzell-Payne (2000)                             21,882,603       337,530
                        Philip R. McLoughlin (1998)                            21,890,236       329,897
Directors whose term of office continued beyond this meeting are as follows:
  E. Virgil Conway, William W. Crawford,
  Richard A. Pavia and
  Everett L. Morris.
-------------------------------------------------------------------------------------------------------



                                                                                   SHARES
                                                                     SHARES        VOTED         SHARES
                                                                   VOTED FOR      AGAINST      ABSTAINING
---------------------------------------------------------------------------------------------------------

2. To ratify the selection of Ernst & Young LLP as independent
  auditors for the Fund's fiscal year ending December 31, 1997:    21,787,904       168,936       263,293
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Fund may purchase Fund Shares in the open market at prevailing market prices.